EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to 18 U.S.C. 1350
Section 906 of the Sarbanes-Oxley Act of 2002
      I, Jon F. Weber, President and Chief Financial Officer (Principal Financial Officer) of American Property Investors, Inc., the General Partner of American Real Estate Holdings Limited Partnership (“the “Registrant”), certify that to the best of my knowledge, based upon a review of the Registrant’s annual report on Form 10-K for the period ended December 31, 2005 (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jon F. Weber

Jon F. Weber
President and Chief Financial Officer of
American Property Investors, Inc.
(Principal Financial Officer),
the General Partner of
American Real Estate Holdings Limited Partnership
Date: March 31, 2006